Exhibit 10.5

Execution Version

ELEVENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This ELEVENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of July 31, 2015 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014, by the Ninth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 5, 2014, and by the Tenth Amendment to Second Amended and Restated Credit Agreement (the “Tenth Amendment”) dated as of March 3, 2015, (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower intends to directly or indirectly acquire all of the interests in its Affiliate M21K, LLC pursuant to a transaction described to the Lenders by the Borrower (the “M21K Acquisition”);

WHEREAS, the Borrower intends to directly or indirectly acquire certain assets of John L. Soilean, Inc. pursuant to a transaction described to the Lenders by the Borrower (the “JLS Acquisition”);

WHEREAS, the Borrower intends to dispose of the assets known as the East Cameron Pipeline pursuant to a transaction described to the Lenders by the Borrower (the “East Cameron Pipeline Disposition”);

WHEREAS, the Borrower requests a waiver of the provisions of Section 7.2.9 and Section 7.2.12 of the First Lien Credit Agreement to permit the M21K Acquisition;

WHEREAS, the Borrower requests a waiver of the provisions of Section 7.2.9 of the First Lien Credit Agreement to permit the JLS Acquisition;

WHEREAS, the Borrower requests a waiver of the provisions of Section 7.2.10 of the First Lien Credit Agreement to permit the East Cameron Pipeline Disposition;

WHEREAS, the Borrower requests that the Lenders amend the First Lien Credit Agreement in certain respects;

WHEREAS, upon the terms and conditions set forth in this Amendment the Administrative Agent and the Required Lenders will grant the waivers requested by the Borrower in connection with the M21K Acquisition, the JLS Acquisition and the East Cameron Pipeline Disposition and the amendments to the First Lien Credit Agreement set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.          Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.          Waiver.

(a)          Upon the conditions that (i) after giving effect to the M21K Acquisition no Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing, (ii) the M21K Acquisition shall occur on or before September 30, 2015, and (iii) that within ten (10) Business Days of the consummation of the M21K Acquisition, M21K, LLC shall execute and deliver to the Administrative Agent (A) supplement to the Subsidiary Guaranty, the Borrower Pledge and Security Agreement and Mortgages or Mortgage Amendments with respect to its Property as provided pursuant to Section 7.1.8 of the First Lien Credit Agreement and (B) Control Agreements with respect to its Deposit Accounts in form and substance satisfactory to the Administrative Agent, the Required Lenders hereby waive the requirements of Sections 7.2.9(d)(ii) and (iii) and 7.2.12 of the First Lien Credit Agreement to the extent, but only to the extent, necessary to permit the M21K Acquisition upon the terms previously described by the Borrower to the Lenders. The waiver in this clause (a) does not constitute a waiver of any provision of the First Lien Credit Agreement or any other Loan Document other than a waiver of Sections 7.2.9(d)(ii) and (iii) and 7.2.12 of the First Lien Credit Agreement and, except to the extent necessary to permit the M21K Acquisition, this clause (a) does not constitute a waiver of Section 7.2.9(d)(ii) and (iii) or 7.2.12 of the First Lien Credit Agreement.

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(b)          Upon the conditions that (i) after giving effect to the JLS Acquisition no Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing and (ii) the JLS Acquisition shall occur on or before September 30, 2015, the Required Lenders hereby waive the requirements of Section 7.2.9(d)(ii) and (iii) of the First Lien Credit Agreement to the extent, but only to the extent, necessary to permit the JLS Acquisition. The waiver in this clause (b) does not constitute a waiver of any provision of the First Lien Credit Agreement or any other Loan Document other than a waiver of Section 7.2.9(d)(ii) and (iii) of the First Lien Credit Agreement and, except to the extent necessary to permit the JLS Acquisition, does not constitute a waiver of Section 7.2.9(d)(ii) and (iii) of the First Lien Credit Agreement.

(c)          Upon the conditions that (i) after giving effect to the East Cameron Pipeline Disposition no Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing and (ii) the East Cameron Pipeline Disposition shall occur on or before September 30, 2015, the Required Lenders hereby waive the requirements of Section 7.2.10(g) of the First Lien Credit Agreement to the extent, but only to the extent, necessary to permit the East Cameron Pipeline Disposition pursuant to such 7.2.10(g). The waiver in this clause (c) does not constitute a waiver of any provision of the First Lien Credit Agreement or any other Loan Document other than a waiver of Section 7.2.10(g) of the First Lien Credit Agreement and, except to the extent necessary to permit the East Cameron Pipeline Disposition pursuant to such 7.2.10(g), does not constitute a waiver of Section 7.2.10(g) of the First Lien Credit Agreement.

Section 3.          Amendments to First Lien Credit Agreement. Effective on the Effective Date, the Administrative Agent and the Required Lenders hereby amend the First Lien Credit Agreement as follows:

(a)          The definition of “Borrower Pledge and Security Agreement” in Section 1.01 of the First Lien Credit Agreement is hereby amended by replacing it in its entirety with the following: “means the Amended and Restated First Lien Pledge and Security Agreement and Irrevocable Proxy executed and delivered by an Authorized Officer of the Borrower and each Subsidiary Guarantor other than the EPL Obligors, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.”

(b)          The definition of “EPL Pledge and Security Agreement” in Section 1.01 of the First Lien Credit Agreement is hereby amended by replacing it in its entirety with the following: “means the Amended and Restated Pledge and Security Agreement and Irrevocable Proxy executed and delivered by an Authorized Officer of EPL and each Subsidiary of EPL, substantially in the form of the Borrower Pledge and Security Agreement (with such modifications thereto as are reasonably acceptable to the Administrative Agent) as amended, supplemented, amended and restated or otherwise modified from time to time.”

(c)          The definition of “Letter of Credit Commitment Amount” in Section 1.01 of the First Lien Credit Agreement is hereby amended by adding the following phrase to the end of such definition:  “; provided that notwithstanding the foregoing, until August 31, 2015, such maximum amount shall be $305,000,000.”

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(d)          The definition of “Security Agreement” in Section 1.01 of the First Lien Credit Agreement is hereby amended by replacing it in its entirety with the following: “means the Intermediate Holdco Pledge Agreement, the Borrower Pledge and Security Agreement, substantially in the form of Exhibit G-1 or G-2 hereto (as the case may be) and the EPL Pledge and Security Agreement, substantially in a form reasonably satisfactory to the Administrative Agent, together with any other pledge or security agreements delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.”

(e)          The definition of “Subsidiary Pledge and Security Agreement” in Section 1.01 of the First Lien Credit Agreement is hereby deleted.

(f)          Section 7.2.10(c) of the First Lien Credit Agreement is amended by adding the phrase “and reassignments of acreage pursuant to farm in agreements entered into in the ordinary course of business on customary industry terms, provided that in the reasonable determination of the Administrative Agent such reassigned acreage does not have a Borrowing Base value in excess of $250,000 or $1,000,000 in the aggregate for all such acreage so reassigned during any calendar year,” to the end of such Section before the semicolon.

(g)          Items 6.19 and 6.22 of the Disclosure Schedule and Exhibits A-1, A-2, A-3, B-1, B-2, C, D, E and J of the First Lien Credit Agreement are each amended and restated in their entirety to be in the form of Annex I and Exhibits A-1, A-2, A-3, B-1, B-2, C, D, E, G-1 and J, respectively, to this Amendment.

Section 4.          Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, EPL, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)          the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, and (ii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)          the representations and warranties in Section 5 below are true and correct; and

(c)          after giving effect to this Amendment, no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing.

Section 5.          Representations and Warranties. The Borrower and EPL each hereby represents and warrants that after giving effect hereto:

(a)          the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

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(b)          the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by the Borrower and EPL, the performance by them of the First Lien Credit Agreement as waived hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)          no Material Adverse Effect has occurred since December 31, 2014; and

(e)          no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency has occurred and is continuing.

Section 6.          Loan Document; Ratification.

(a)          This Amendment is a Loan Document.

(b)          The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as waived hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 7.          Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 8.          GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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Section 9.          Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10.         Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11.         No Waiver. Except to the extent expressly set forth in Section 2 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 12.         Release. Borrower and EPL, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any Loan Document or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower and EPL each hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Amendment. Borrower and EPL each, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, do hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

Section 13.         Successors and Assigns. This Amendment shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

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Section 14.         Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 1	-Eleventh Amendment and Waiver-

EPL OIL & GAS, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 2	-Eleventh Amendment and Waiver-

Wells Fargo Bank, N.A., as the Administrative Agent, an Issuer and a Lender

By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Assistant Vice President

Signature – Page 3	-Eleventh Amendment and Waiver-

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ G. Scott Collins
Name: G. Scott Collins
Title: Senior Vice President

Signature – Page 4	-Eleventh Amendment and Waiver-

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SCOTIABANC INC., as Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Signature – Page 5	-Eleventh Amendment and Waiver-

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

Signature – Page 6	-Eleventh Amendment and Waiver-

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert James
Name: Robert James
Title: Director

Signature – Page 7	-Eleventh Amendment and Waiver-

NATIXIS, New York Branch, as Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

Signature – Page 8	-Eleventh Amendment and Waiver-

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Signature – Page 9	-Eleventh Amendment and Waiver-

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

Signature – Page 10	-Eleventh Amendment and Waiver-

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

Signature – Page 11	-Eleventh Amendment and Waiver-

REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

Signature – Page 12	-Eleventh Amendment and Waiver-

CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

Signature – Page 13	-Eleventh Amendment and Waiver-

UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

Signature – Page 14	-Eleventh Amendment and Waiver-

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

By:	/s/ Keith C. Braun
Name: Keith C. Braun
Title: Managing Director

Signature – Page 15	-Eleventh Amendment and Waiver-

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Jonathan Verlander
Name: Jonathan Verlander
Title: Head of Reserve Based Lending Americas

Signature – Page 16	-Eleventh Amendment and Waiver-

COMERICA BANK, as Lender

By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Senior Vice President

Signature – Page 17	-Eleventh Amendment and Waiver-

FIFTH THIRD BANK, as Lender

By:	/s/ Justin Bellamy
Justin Bellamy
Director

Signature – Page 18	-Eleventh Amendment and Waiver-

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Vincent Lisanti
Name: Vincent Lisanti
Title: Managing Director

By:	/s/ Kaylan Hopson
Name: Kaylan Hopson
Title: Vice President

Signature – Page 19	-Eleventh Amendment and Waiver-

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

Signature – Page 20	-Eleventh Amendment and Waiver-

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature – Page 21	-Eleventh Amendment and Waiver-

SANTANDER BANK, N.A., as Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

Signature – Page 22	-Eleventh Amendment and Waiver-

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Senior Vice President

Signature – Page 23	-Eleventh Amendment and Waiver-

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature – Page 24	-Eleventh Amendment and Waiver-

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

Signature – Page 25	-Eleventh Amendment and Waiver-

IBERIABANK, as Lender

By:	/s/ Tyler S. Thoem
Name: Tyler S. Thoem
Title: Senior Vice President

Signature – Page 26	-Eleventh Amendment and Waiver-

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Denise He
Name: Denise He
Title: Assistant Vice President

Signature – Page 27	-Eleventh Amendment and Waiver-

THE ROYAL BANK OF SCOTLAND, plc, as Lender

By:
Name:
Title:

Signature – Page 28	-Eleventh Amendment and Waiver-

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 29	-Eleventh Amendment and Waiver-

ENERGY XXI PIPELINE II, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

MS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 30	-Eleventh Amendment and Waiver-

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 31	-Eleventh Amendment and Waiver-

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 32	-Eleventh Amendment and Waiver-